                                                                   EXHIBIT 10.30

                                                                JANUARY 12, 1996

                                   HPSC, INC.
                     STOCK OPTION GRANT TO LOWELL P. WEICKER
                          (EFFECTIVE DECEMBER 7, 1995)

                                TABLE OF CONTENTS

                                   HPSC, INC.
                     STOCK OPTION GRANT TO LOWELL P. WEICKER
                          (EFFECTIVE DECEMBER 7, 1995)



1. SHARES SUBJECT TO OPTION.................................................  1

2. TERM AND EXERCISE OF OPTION..............................................  1

3. TERMS AND CONDITIONS OF EXERCISE.........................................  2

4. OPTION NON-TRANSFERABLE..................................................  4

5. RIGHT TO TERMINATE.......................................................  4

6. SUSPENSION OF OPTIONS PRIOR TO A DISSOLUTION, REORGANIZATION, ETC........  4

7. ADJUSTMENT IN SHARES.....................................................  4

8. RESTRICTIONS ON TRANSFER OF STOCK........................................  5

9. OPTIONEE'S STATUS AS A SHAREHOLDER.......................................  5

10. NOTICE CONCERNING ACQUISITION OR DISPOSITION OF SHARES..................  5

11. NOTICE CONCERNING TAX MATTERS...........................................  5

12. DEFINITIONS.............................................................  5

   (a) "BOARD"..............................................................  5

   (b) "CHANGE IN CONTROL"..................................................  6

   (c) "CODE"...............................................................  6

   (d) "COMMITTEE".........................................................   6

   (e) "COMMON STOCK".......................................................  6



   (f) "COMPANY"............................................................  6

   (g) "DATE OF GRANT".....................................................   6

   (h) "DISABILITY".........................................................  6

   (i) "EVENT"..............................................................  6

   (j) "EXPIRATION DATE"....................................................  6

   (k) "IMMEDIATE SALES PROCEEDS"...........................................  6

   (l) "ISSUER".............................................................  6

   (m) "OPTION".............................................................  6

   (n) "OPTIONED SHARES"....................................................  6

   (o) "OPTIONEE"...........................................................  6

   (p) "OPTION PRICE".......................................................  6

   (r) "SERVICE"............................................................  7

   (s) "SUBSIDIARY".........................................................  7

13. CHANGE IN CONTROL.......................................................  7


                                   HPSC, INC.

                     STOCK OPTION GRANT TO LOWELL P. WEICKER

                          (EFFECTIVE DECEMBER 7, 1995)

                                    PREAMBLE

         This non-qualified stock option (the "Option"), is granted as of December 7, 1995 (the "Date of Grant"), by HPSC, Inc. (the "Issuer") to Lowell
P. Weicker (the "Optionee"), a director of the Issuer on the Date of Grant who is not an employee of the Issuer or a Subsidiary(1) of the Issuer (hereinafter individually and collectively referred to as the "Company").

1.       SHARES SUBJECT TO OPTION.

         Pursuant to resolutions adopted by the Board of Directors of HPSC, Inc. (the "Board") on December 7, 1995, in connection with the Optionee becoming a member of the Board and in recognition of his stature, the Issuer hereby grants to the Optionee an Option to purchase Four Thousand (4,000) shares of its Common Stock ($.01 par value) (the "Optioned Shares") at a price of $4.75 per share (the "Option Price"), in accordance with and subject to all the terms and conditions hereinafter set forth.

2.       TERM AND EXERCISE OF OPTION.

         Except as otherwise provided in this Option, the Option shall terminate at the close of business ten (10) years from the Date of Grant (the "Expiration Date") and may be exercised only by the Optionee or, to the extent provided in
Section 3(c) hereof, by his legal representative. Notwithstanding the foregoing, if the Optionee is determined to be mentally incompetent and a guardian or conservator (or other similar person) is appointed by a court of competent jurisdiction to manage the Optionee's affairs, such appointee may exercise the Option on behalf of the Optionee to the extent that the Optionee could have exercised the Option at such time.

         The Optioned Shares are immediately available for purchase on the Date of Grant. Any Optioned Shares that remain unpurchased after the Date of Grant may be subsequently purchased in their entirety or in any part thereof at any time and from time to time (until exhausted) prior to the expiration or other termination of the Option.

         Written notice of the exercise of the Option or any portion thereof shall be given to the Issuer specifying the number of Optioned Shares for which the Option is exercised and accompanied by payment in full of the Option Price. The Option Price of each share purchased shall be paid (a) in cash, (b) by check, (c) by Immediate Sales Proceeds, as defined below, (d) by delivery of other shares of the Issuer's Common Stock owned by the Optionee with a fair market value equal to the Option Price of the Optioned Shares to be

- ----------------
(1) Capitalized terms not otherwise defined herein are defined in Section 12 below.

purchased, or (e) in any combination of the permitted forms of payment. If, however, the Compensation Committee of the Board (the "Committee") determines in good faith that an exercise of an Option through the delivery of shares of the Issuer's Common Stock is not in the best interest of the Issuer, the Committee may withhold the right to so exercise the Option and require payment of the purchase price by one or more of the other permitted methods. Notwithstanding the foregoing, this Option may not be exercised by delivery and assignment to the Issuer of shares of the Issuer's Common Stock or by delivery of Immediate Sales Proceeds to the extent that such delivery and assignment would constitute a violation of the provisions of any law, or related regulation or rule, or any agreement or policy of the Issuer, restricting the transfer or redemption of the Issuer's stock.

         As used herein, the term "Immediate Sales Proceeds" shall mean the assignment in form acceptable to the Issuer of the proceeds of a sale of the Optioned Shares acquired on the exercise of this Option pursuant to a procedure approved by the Committee. The Committee reserves the right to decline to approve any such procedure in the Committee's sole and absolute discretion.

         The Issuer, upon fulfillment of the requirements for exercise, including receipt of the payment of the Option Price, and subject to the terms and conditions of this Option, shall deliver the Optioned Shares purchased hereunder to the Optionee.

         To the extent required to comply with rules promulgated under Section 16 of the Securities Exchange Act of 1934, the Optioned Shares shall be subject to the following restrictions (in addition to all other restrictions and conditions set forth in this Option): No Optioned Shares acquired under this Option may be sold or otherwise disposed of by the Optionee prior to six months after the Date of Grant.

3.       TERMS AND CONDITIONS OF EXERCISE.

         Each exercise and purchase of Optioned Shares pursuant to the Option shall be subject to the following terms and conditions:

         (a) Except as provided herein or in paragraphs (b) and (c) below, the Optionee shall have rendered continuous Service from the Date of Grant until the date of exercise. Notwithstanding the preceding sentence, if the Optionee ceases to render Service for any reason other than death, Disability or termination for cause, the Optionee may purchase in whole or in part within three months after such termination of Service the Optioned Shares available to him on his termination date provided that the Expiration Date of the Option as to such Shares purchased shall not have occurred prior to the time that the Option is exercised. The Board's good faith determination that the Optionee's termination was for cause shall be binding for purposes of this Option.

         (b) If the Optionee ceases to render Service because of Disability, the Optionee may at any time within a period of six months after the date of such cessatio of

         Service exercise the Option to the extent that the Option was exercisable on the date of such cessation and provided that the Expiration Date of the Option as to the Optioned Shares shall not have occurred prior to the time that the Option is exercised.

         (c) If the Optionee ceases to render Service because of death, then his legal representative or the person or persons to whom his rights under the Option shall pass by will or by the applicable laws of descent and distribution shall be entitled within six months after the date of his death to exercise the Option to the extent that the Optionee would have been entitled to exercise the Option on the date of his death and provided that the Expiration Date of the Option as to the Optioned Shares purchased shall not have occurred prior to the time that the Option is exercised.

         (d) The Optionee shall hold the Optioned Shares for investment and not with a view to, or for resale in connection with, any public distribution of such Shares, and if requested, shall deliver to the Issuer appropriate certificates to that effect. This restriction shall terminate upon the registration of such Shares under federal and state securities laws or if, in the opinion of counsel for the Issuer, such Shares may be resold without registration.

         (e) In the event that the Issuer, upon the advice of counsel, deems it necessary to list upon official notice of issuance any of the Optioned Shares on a national securities exchange or to register under the Securities Act of 1933 or other applicable federal or state statute any of the Optioned Shares, or to qualify any such Optioned Shares for exemption from the registration requirements of the Securities Act of 1933 under the Rules and Regulations of the Securities and Exchange Commission or for similar exemption under state law, then the Issuer shall notify the Optionee to that effect and no Optioned Shares shall be issued until such registration, listing or exemption has been obtained. The Issuer shall make prompt application for any such registration, listing or exemption pursuant to federal or state law or rules of such securities exchange which it deems necessary and shall make reasonable efforts to cause such registration, listing or exemption to become and remain effective.

         (f) The Issuer will furnish upon request of the Optionee copies of the certificate of incorporation of the Issuer, as amended, and by-laws of the Issuer, as amended, and such publicly available financial and other information concerning the Issuer and its business and prospects as may be reasonably requested by the Optionee in connection with exercise of this Option.

         (g) The Optionee shall comply with all terms and conditions of this Option. All decisions under, and interpretations of, the provisions of this Option by the Board or by the Committee shall be final, binding and conclusive upon the Optionee and anyone claiming through the Optionee.

4.       OPTION NON-TRANSFERABLE.

         This Option may not be transferred by the Optionee or by operation of law other than by will or by the laws of descent and distribution. Except to the extent specifically provided in Sections 2 or 3, it may be exercised during the lifetime of the Optionee only by him.

5.       RIGHT TO TERMINATE.

         Nothing contained in this Option shall restrict the right of the Company to terminate the Board Service of the Optionee or other Service by the Optionee at any time and for any reason, with or without notice.

6.       SUSPENSION OF OPTIONS PRIOR TO A DISSOLUTION, REORGANIZATION, ETC.

         Prior to any dissolution, liquidation, merger, consolidation or reorganization of the Issuer as to which the Issuer will not be the surviving corporation, or the sale or exchange of substantially all of the Common Stock or the sale of substantially all of the assets of the Issuer (the "Event"), unless such Event would constitute a Change in Control, the Board or the Committee may decide to terminate this Option. If the Board or the Committee so decides, this Option shall terminate as of the effective date of the Event, but the Board or the Committee shall suspend the exercise of this Option a reasonable time prior to the Event, giving the Optionee not less than fourteen days' written notice of the date of suspension, prior to which date the Optionee may purchase in whole or in part the Optioned Shares otherwise available to him as of the date of purchase. If the Event is not consummated, the suspension shall be removed and this Option shall continue in full force and effect, subject to the terms of the Option.

7.       ADJUSTMENT IN SHARES.

         Appropriate adjustment shall be made by the Committee in the number, kind and Option Price of the Optioned Shares covered by this Option to give effect to any stock dividends, stock splits, stock combinations, recapitalizations and other similar changes in the capital structure of the Issuer after the Date of Grant of the Option. In the event of a change of the Common Stock resulting from a merger or similar reorganization as to which the Issuer is the surviving corporation, the number, kind and Option Price of the Optioned Shares covered by this Option shall be appropriately adjusted in such manner as the Committee shall deem equitable to prevent dilution or enlargement of the rights granted hereunder.

8.       RESTRICTIONS ON TRANSFER OF STOCK.

         The shares of stock issued on exercise of the Option shall be subject to any restrictions on transfer then in effect pursuant to the certificate of incorporation or by-laws of the Issuer and to any other restrictions or provisions attached hereto and made a part hereof or set forth in any other contract or agreement binding on the Optionee.

9.       OPTIONEE'S STATUS AS A SHAREHOLDER.

         The Optionee shall have no rights as a shareholder with respect to the Optioned Shares until the exercise of the Option and the issuance of a stock certificate for the Optioned Shares with respect to which the Option shall have been exercised.

10.      NOTICE CONCERNING ACQUISITION OR DISPOSITION OF SHARES.

         If the Issuer is subject to Section 16(b) of the Securities Exchange Act of 1934 at the time this Option or any portion hereof is exercised or the Optioned Shares purchased under the Option are sold, the Optionee may be subject (upon such exercise or sale and/or upon purchases or sales of the Common Stock within six months before or after any such exercise or sale) to the requirements, restrictions and sanctions of said Section 16(b) and the rules and regulations promulgated thereunder unless this Option has been put into compliance with Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (or any applicable successor rule) and the Optionee complies with all applicable requirements of said Rule 16b-3. The Optionee should assume that this Option does not comply with Rule 16b-3 unless specifically informed otherwise by the Company in writing.

11.      NOTICE CONCERNING TAX MATTERS

         The Company makes no representation about the tax treatment to the Optionee with respect to the receipt or exercise of this Option or the acquisition, holding or disposition of the Optioned Shares. This is not an "incentive stock option" within the meaning of Section 422 of the Code. The Optionee is urged to consult a professional tax adviser of his choosing for advice as to the tax consequences (including the application of Section 83 of the Code) of receiving or exercising this Option or of holding or selling Optioned shares purchased under this Option.

12.      DEFINITIONS.

         (a)      "BOARD" has the meaning defined in Section 1 above.

         (b) "CHANGE IN CONTROL" has the meaning defined in Section 13 below.

         (c) "CODE" means the Internal Revenue Code of 1986, as heretofore and hereafter amended, and the regulations promulgated thereunder.

         (d)      "COMMITTEE" has the meaning defined in Section 2 above.

         (e)      "COMMON STOCK" as the meaning defined in Section 1 above.

         (f)      "COMPANY" has the meaning defined in the Preamble above.

         (g)      "DATE OF GRANT" has the meaning defined in the Preamble above.

         (h)      "DISABILITY" has the meaning defined in Code Section 22(e)(3).

         (i)      "EVENT" has the meaning defined in Section 6 above.

         (j)      "EXPIRATION DATE" has the meaning defined in Section 2 above.

         (k) "IMMEDIATE SALES PROCEEDS" has the meaning defined in Section 2 above.

         (l)      "ISSUER" has the meaning defined in the Preamble above.

         (m)      "OPTION" has the meaning defined in the Preamble above.

         (n)      "OPTIONED SHARES" has the meaning defined in Section 1 above.

         (o)      "OPTIONEE" has the meaning defined in the Preamble above.

         (P)      "OPTION PRICE" has the meaning defined in Section 1 above.

         (q) "SERVICE" means service as a director of the Issuer while not an employee of the Issuer.

         (r)      "SUBSIDIARY" has the meaning defined in Code Section 424(f).

13. CHANGE IN CONTROL. A change in control of the Issuer (a "Change in Control") will occur upon:

         (a) The acquisition by any individual, entity or group (within the meaning of Sections 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20 percent or more of either (i) the then outstanding shares of the Common Stock or (ii) the combined voting power of the then outstanding voting securities of the Issuer entitled to vote generally in the election of the directors (the "Outstanding Company Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change in Control: (A) any acquisition directly from the Issuer (excluding an acquisition by virtue of the exercise of a conversion privilege); (B) any acquisition by the Issuer or by any corporation controlled by the Issuer; (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Issuer or any corporation controlled by the Issuer; or (D) any acquisition by any corporation pursuant to a consolidation or merger, if, following such consolidation or merger, the conditions described in clauses (i), (ii), and (iii) of paragraph
(c) of this Section 14 are satisfied; or

         (b) Individuals who, as of March 8, 1995, constituted the Board (the "Incumbent Board") ceasing for any reason to constitute at least two-thirds of the Board over any period of 24 consecutive months or less; provided, however, that any individual becoming a director subsequent to March 8, 1995, whose election, or nomination for election by the Issuer's shareholders, was approved by a vote or resolution of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

         (c) Adoption by the Board of a resolution approving an agreement of consolidation of the Issuer with or merger of the Issuer into another corporation or business entity in each case, unless, following such consolidation or merger, (i) more than 60 percent of, respectively, the then outstanding shares of common stock of the corporation resulting from such consolidation or merger and/or the combined voting power of the then outstanding voting securities of such corporation or business entity entitled to vote generally in the election of directors (or other persons having the general power to direct the affairs of such entity) is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Common Stock and Outstanding Company Voting Securities immediately prior to such consolidation or merger in substantially the same proportions as their ownership, immediately prior to such consolidation or merger, of the Common Stock and/or Outstanding Company Voting Securities, as the case may be, (ii) no Person (excluding the Issuer, any employee benefit plan (or related trust) of the Issuer or such corporation or other business entity resulting from such consolidation or merger and any Person beneficially owning, immediately prior to such consolidation or merger, directly or indirectly, 35 percent or more of the Common Stock and/or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 35 percent or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such consolidation or merger or the combined voting power of the then outstanding voting securities of such corporation or business entity entitled to vote generally in the election of its directors (or other persons having the general power to direct the affairs of such entity) and (iii) at least two-thirds of the members of the board of directors (or other group of persons having the general power to direct the affairs of the corporation or other business entity) resulting from such consolidation or merger were members of the Incumbent Board at the time of the execution of the initial agreement providing for such consolidation or merger; provided that any right which shall vest by reason of the action of the Board pursuant to this paragraph (c) shall be divested, with respect to any such right not already exercised, upon (A) the rejection of such agreement of consolidation or merger by the stockholders of the Issuer or (B) its abandonment by either party thereto in accordance with its terms; or

         (d) Adoption by the requisite majority of the whole Board, or by the holders of such majority of stock of the Issuer as is required by law or by the Certificate of Incorporation or By-Laws of the Issuer as then in effect, of a resolution or consent authorizing (i) the dissolution of the Issuer or (ii) the sale or other disposition of all or substantially all of the assets of the Issuer, other than to a corporation or other business entity with respect to which, following such sale or other disposition, (A) more than 60 percent of, respectively, the then outstanding shares of common stock of such corporation and/or the combined voting power of the outstanding voting securities of such corporation or other business entity entitled to vote generally in the election of directors (or other persons having the general power to direct the affairs of such entity) is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Common Stock and Outstanding Company Voting Securities immediately prior to such sale or other disposition in substantially the same proportions as their ownership, immediately prior to such sale or other disposition, of the Common Stock and/or Outstanding Company Voting securities, as the case may be, (B) no Person (excluding the Issuer and any employee benefit plan (or related trust) of the Issuer or such corporation or other business entity and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 35 percent or more of the Common Stock and/or Outstanding Company Voting Securities, as the case may be) beneficially owns, directly or indirectly, 35 percent or more of, respectively, the then outstanding shares of common stock of such corporation and/or the combined voting power of the then outstanding voting securities of such corporation or other business entity entitled to vote generally in the election of directors (or other persons having the general power to direct the affairs of such entity) and (C) at least two-thirds of the members of the board of directors (or other group of persons having the general power to direct the affairs of such corporation or other entity) were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Issuer; provided that any right which shall vest by reason of the action of the Board or the stockholders pursuant to this paragraph
(d) shall be divested, with respect to any such right not already exercised, upon the abandonment by the Issuer of such dissolution, or such sale or other disposition of assets, as the case may be.

         A Change in Control shall not occur upon the mere reincorporation of the Issuer in another state.

                                   HPSC, INC.

(Corporate Seal)                                     By:
                                                        -----------------------
                                                          John Everets
                                                          President

Attest:
       -------------------
            Secretary

         This Option is accepted and the terms and conditions of the Plan and of this Option are assented to by the Optionee on the date stated below:

                                                     OPTIONEE:

                                                     ---------------------------
                                                     Lowell P. Weicker

                                                     Dated:
                                                           ---------------------